UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in that certain Current Report on Form 8-K filed by Logiq, Inc., a Delaware corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on February 17, 2022, the Company entered into a binding letter of intent (the “LOI”) to acquire substantially all of the assets of the Battle Bridge Labs business. The LOI is a binding agreement that represents the basis on which the parties will proceed to consummate the Transaction pursuant to a fully integrated, written, long-form agreement.

On March 31, 2022 the Company, Battle Bridge Acquisition Co, LLC, a company beneficially owned entirely by the Company (the “Buyer”), Section 2383 LLC, a Wyoming limited liability company (“Seller”), Travis Phipps, an individual (“Phipps”) and Robb Billy (“Billy” and, together with Phipps, the “Founders”) and Travis Phipps, as Representative, entered into an asset purchase agreement (the “Purchase Agreement”) whereby the Buyer agreed to purchase from Seller and Seller agreed to sell to Buyer substantially all of the assets of Seller which represents the “Battle Bridge Labs” business (the “Battle Bridge Assets”) (collectively, the “Transaction”).

The consummation of the Transaction (the “Closing”) occurred simultaneously with execution of the Purchase Agreement on March 31, 2022.

As consideration for the Buyer’s acquisition of the Battle Bridge Assets, the Company agreed to pay $3,250,000 (the “Purchase Price”) which consisted of $250,000 in cash (the “Cash Consideration”) and the issuance of 2,912,621 shares of restricted common stock of the Company at $1.03 per share (the “Stock Consideration”) (representing $3,000,000 in Stock Consideration) which was the volume weighted average price (VWAP) of the Company’s Common Stock as reported by Bloomberg LP for the twenty (20) trading days immediately prior to Closing. $500,000 in Stock Consideration was retained by the Company at the Closing and held as partial security to satisfy indemnification claims for a period of 12 months following the Closing.

In addition, the recipients of the Stock Consideration agreed to sign lock-up and leak-out agreements which provide that, following a 6-month lock-period and ending 18 months after Closing, any sales of the Company’s common stock by such recipients do not exceed one percent (1%) of the then applicable thirty (30) day trading average volume of the Company’s common stock as of such date.

In connection with closing of the Transaction, the Company and the Founders and key employees of the Seller entered employment agreements.

In addition, the Buyer and each beneficial recipient of Stock Consideration entered into non-competition agreements, pursuant to which such persons are prohibited from competing with the Buyer for a period of three years following the latter of the closing of the Transaction and the termination of any relevant employment or consulting agreement.

The Purchase Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The sale and issuance of the Stock Consideration was exempt from registration under Regulation D and/or Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act and other applicable requirements were met. Neither the Company nor anyone acting on the Company’s behalf offered or sold these shares by any form of general solicitation or general advertising.

This Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 1, 2022, Brett Lay tendered his resignation as a director of the Company. Mr. Lay’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure

On March 31, 2022, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 of this Report and incorporated herein by reference.

The information set forth under Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Report will not be deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Report and the exhibit(s) attached hereto, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Asset Purchase Agreement, dated March 31, 2022, by and among Logiq, Inc., Battle Bridge Acquisition Co, LLC, Section 2383 LLC, Travis Phipps and Robb Billy.

99.1	Press Release, dated March 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: April 6, 2022	By:	/s/ Brent Suen
Brent Suen
Chief Executive Officer and Executive Chairman